                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 7, 2001

                               -----------------


                               VERTEL CORPORATION
               ------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



        California                     0-19640                  95-3948704
        ----------                     -------                  ----------
(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)           Identification No.)

  21300 Victory Boulevard, Suite 700, Woodland Hills, California       91367
  --------------------------------------------------------------       -----
             (Address of principal executive offices)                (Zip Code)



      Registrant's telephone number, including area code: (818) 227-1400

                                --------------


                                       N/A
        ---------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 7.   Financial Statements and Exhibits

    (a) Not applicable.

    (b) Not applicable.

        (c)   EXHIBITS.


        99.1  Press Release of Vertel Corporation dated November 7, 2001.


Item 9.   Regulation FD Disclosure.

     On November 7, 2001, Vertel Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 7, 2001               VERTEL CORPORATION



                                      By: /s/ Craig Scott
                                      ----------------------------
                                      Craig Scott
                                      Vice President Finance & Administration,
                                      Chief Financial Officer and Secretary

                                INDEX TO EXHIBITS

Exhibit No.       Description
-----------       -----------

99.1          Press Release of Vertel Corporation dated November 7, 2001.